UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

Cerecor Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                                        Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On August 14, 2017, Cerecor Inc. (the “Company”) entered into, and consummated the transactions contemplated by, an Asset Purchase Agreement (the “Purchase Agreement”) with Janssen Pharmaceuticals, Inc. (“Buyer”) for the sale of certain assets and the assumption of certain liabilities related to the Company’s kappa opioid receptor antagonist, CERC-501, which the Company has been developing as an adjunctive treatment of major depressive disorder and for substance use disorders.  Buyer will pay a purchase price of $25.0 million in cash, of which $21.25 million was paid to the Company upon consummation of the transactions contemplated by the Purchase Agreement and $3.75 million was deposited into a 12-month escrow to secure future indemnification obligations to Buyer, and a potential future $20 million cash regulatory milestone payment.

The Purchase Agreement includes customary terms and conditions, including provisions that require the Company to indemnify Buyer for certain losses that it incurs, including as a result of a breach by the Company of its representations and warranties in the Purchase Agreement.

Under the terms of the Purchase Agreement, the Company has agreed for a period of five years following the closing of the transaction not to, alone or in conjunction with any third party, directly or indirectly, conduct human clinical studies with respect to, or manufacture or commercialize, any product containing or comprising a selective opioid receptor antagonist or inverse agonist that targets kappa opioid receptors.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1, and the description of the material terms of the Purchase Agreement in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On August 14, 2017, concurrently with the execution and delivery of the Purchase Agreement described in Item 1.01, the Company and Buyer completed the transactions contemplated thereby. The information disclosed in response to Item 1.01 is incorporated herein by reference.

Item 2.02.                                        Results of Operations and Financial Condition.

On August 14, 2017, the Company issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2017. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Uli Hacksell as President, Chief Executive Officer

On August 9, 2017, Uli Hacksell, Ph.D. retired as the President and Chief Executive Officer of the Company, effective at the close of business on August 14, 2017. Dr. Hacksell also ceased serving as the Company’s principal executive officer as of that date. Dr. Hacksell will continue serving as the chairman of the Company’s board of directors (the “Board”).

(c)           Appointment of John Kaiser as Interim Chief Executive Officer

On August 9, 2017, the Board appointed John Kaiser as the Company’s interim Chief Executive Officer, effective at the close of business on August 14, 2017. Mr. Kaiser began service as the Company’s principal executive officer as of that date.

Mr. Kaiser, age 61, served as the Company’s Chief Business Officer from September 2015 to August 2017. He previously served as the Company’s Chief Commercial Officer from February 2014 to September 2015, and as the Company’s Vice President, Commercialization and Business Development from October 2012 to February 2014. Prior to joining Cerecor, Mr. Kaiser served as Senior Director of Business Development & New Ventures of MedAvante, Inc. from July 2011 to September 2012. Mr. Kaiser received his B.S. in Pharmaceutical Sciences from the James L. Winkle College of Pharmacy at the University of Cincinnati.

There are no arrangements or understandings between Mr. Kaiser and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Kaiser and any of the Company’s other directors or executive officers.

Item 7.01.                                        Regulation FD Disclosure.

On August 14, 2017, the Company issued press releases announcing (i) the completion of the transactions contemplated by the Purchase Agreement described above in Item 1.01 and (ii) Dr. Hacksell’s retirement and Mr. Kaiser’s appointment described above in Item 5.02. A copy of each press release is furnished herewith as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.2 and 99.3) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are furnished or filed herewith, as applicable:

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of August 14, 2017, by and among Cerecor Inc. and Janssen Pharmaceuticals, Inc.
99.1	Press Release, dated August 14, 2017, entitled “Cerecor Inc. Reports Second Quarter 2016 Financial Results.”
99.2	Press Release, dated August 14, 2017, entitled “Cerecor Announces Divestiture of CERC-501 to Janssen Pharmaceuticals, Inc.”
99.3	Press Release, dated August 14, 2017, entitled “Cerecor Inc. Announces Retirement of Dr. Uli Hacksell as President and Chief Executive Officer.”

* The schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any schedule omitted from the Purchase Agreement to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: August 14, 2017	By:	/s/ Mariam E. Morris
Mariam E. Morris
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of August 14, 2017, by and among Cerecor Inc. and Janssen Pharmaceuticals, Inc.
99.1	Press Release, dated August 14, 2017, entitled “Cerecor Inc. Reports Second Quarter 2016 Financial Results.”
99.2	Press Release, dated August 14, 2017, entitled “Cerecor Announces Divestiture of CERC-501 to Janssen Pharmaceuticals, Inc.”
99.3	Press Release, dated August 14, 2017, entitled “Cerecor Inc. Announces Retirement of Dr. Uli Hacksell as President and Chief Executive Officer.”

* The schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any schedule omitted from the Purchase Agreement to the SEC upon request.